UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 3, 2006, KBS Real Estate Investment Trust, Inc. (the “Registrant”) filed a Form 8-K dated September 27, 2006 with regard to the acquisition of a 16-story office building containing approximately 325,172 rentable square feet located on an approximate 2.31-acre parcel of land at 190 Carondelet Plaza in St. Louis, Missouri (the “Plaza in Clayton”). The Registrant hereby amends the Form 8-K dated September 27, 2006 to provide the required financial information related to the acquisition of the Plaza in Clayton.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired.

The Plaza in Clayton

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Six Months Ended June 30, 2006 (unaudited) and the Year Ended December 31, 2005	F-3

(b)	Pro Forma Financial Information.

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Pro Forma Balance Sheet as of June 30, 2006 (unaudited)	F-6

	Pro Forma Statement of Operations for the Six Months Ended June 30, 2006 (unaudited)	F-7

	Pro Forma Statement of Operations for the Year Ended December 31, 2005 (unaudited)	F-8

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 20, 2006	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Plaza in Clayton for the year ended December 31, 2005. This statement is the responsibility of the Plaza in Clayton’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Plaza in Clayton’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Plaza in Clayton’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Plaza in Clayton’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Plaza in Clayton for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

September 29, 2006

The Plaza in Clayton

Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and for the Year Ended December 31, 2005

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
	(unaudited)
Revenues:
Base rent	$4,445,821	$8,891,643
Parking income	511,360	1,010,269
Tenant reimbursements	269,673	550,260
Other revenues	72,331	133,667

Total revenues	5,299,185	10,585,839
Expenses:
Repairs and maintenance	247,195	476,408
Real estate taxes	785,891	1,533,445
Utilities	273,678	542,722
Janitorial	197,409	364,221
Other operating expenses	484,714	930,631

Total expenses	1,988,887	3,847,427

Revenues over certain operating expenses	$3,310,298	$6,738,412

See accompanying notes.

The Plaza in Clayton

Notes to Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and the Year Ended December 31, 2005

1.	Description of Real Estate Property Acquired

On September 27, 2006, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired the Plaza in Clayton (the “Plaza in Clayton Building”), a 16-story office building containing approximately 325,172 rentable square feet. The Plaza in Clayton Building is located on an approximate 2.31-acre parcel of land in St. Louis, Missouri (which includes a condominium tower that is not the subject of the purchase and sale agreement). Total consideration for the acquisition was approximately $93,281,000 plus closing costs. KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets composed primarily of office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance investments.

2.	Basis of Presentation

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Plaza in Clayton Building is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses we expect to incur in the future operations of the Plaza in Clayton Building have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Plaza in Clayton Building.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Plaza in Clayton Building was acquired from an unaffiliated party and (ii) based on due diligence of the Plaza in Clayton Building by KBS REIT, management is not aware of any material factors relating to the Plaza in Clayton Building that would cause this financial information not to be necessarily indicative of future operating results.

3.	Significant Accounting Policies

Rental Revenues

KBS REIT will recognize minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, on a straight-line basis over the term of the related lease and it will include amounts expected to be received in later years in deferred rents. The adjustment to deferred rents decreased revenue by approximately $11,700 for the year ended December 31, 2005 and decreased revenue by approximately $66,682 for the six months ended June 30, 2006.

The Plaza in Clayton

Notes to Statements of Revenues Over Certain Operating Expenses

for the Six Months Ended June 30, 2006 (unaudited)

and the Year Ended December 31, 2005 (continued)

3.	Significant Accounting Policies (Continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	Description of Leasing Arrangements

As of June 30, 2006, the Plaza in Clayton Building is 97% leased by the following tenants: the law firm of Husch & Eppenberger, LLC (approximately 46%), Ernst & Young (approximately 29%), Metropolitan Life Insurance Company (approximately 11%), Northern Trust (approximately 3%) and various other office and retail tenants (approximately 8%).

5.	Future Minimum Rental Commitments

Future minimum rental payments due under lease commitments for the years ended December 31 are as follows (in thousands):

2006	$9,068
2007	8,830
2008	8,635
2009	8,637
2010	8,134

$43,304

6.	Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS Real Estate Investment Trust, Inc.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) included in its special report on Form 10-K for the year ended December 31, 2005 and its quarterly report on Form 10-Q for the three and six months ended June 30, 2006. In addition, this pro forma information should be read in conjunction with the financial statements and notes of the acquired properties included in this Current Report on Form 8-K/A, the Current Report on Form 8-K/A filed September 18, 2006 and in Post-Effective Amendment No. 3 to KBS REIT’s Registration Statement on Form S-11 (No. 333-126087).

The following unaudited pro forma balance sheet as of June 30, 2006 has been prepared to give effect to the acquisitions of the Sabal Pavilion Building, the Tribeca Mezzanine Debt and the Plaza in Clayton Building as if the acquisitions occurred on June 30, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including borrowings subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for the six months ended June 30, 2006 and for the year ended December 31, 2005 have been prepared to give effect to the acquisitions of the Sabal Pavilion Building, the Tribeca Mezzanine Debt and the Plaza in Clayton Building as if the acquisitions occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Sabal Pavilion Building, the Tribeca Mezzanine Debt and the Plaza in Clayton Building been consummated as of January 1, 2005. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of the Sabal Pavilion Building and the Plaza in Clayton Building based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS Real Estate Investment Trust, Inc.

Pro Forma Balance Sheet

as of June 30, 2006

(unaudited)

	KBS Real Estate Investment Trust Historical (a)	Completed Transactions				Acquired Property		Pro Forma June 30, 2006
		Sabal Pavilion Building (b)		Tribeca Mezzanine Debt (c)		The Plaza in Clayton Building (d)
ASSETS
Cash and cash equivalents	$196,633	$224,202	(e)	$—		$—		$420,835
Restricted cash	5,401,069	—		—		—		5,401,069
Prepaid insurance	130,125	—		—		—		130,125
Land	—	3,245,319	(f)	—		2,793,353	(f)	6,038,672
Buildings and improvements	—	19,578,354	(f)	—		83,883,034	(f)	103,461,388
Lease intangible costs	—	2,867,509	(f)	—		7,278,661	(f)	10,146,170
Net intangible – above market leases	—	—		—		1,068,249	(f)	1,068,249
Loan receivable	—	—		12,949,511		—		12,949,511
Prepaid loan fees	—	154,879	(g)	130,857	(g)	335,939	(g)	621,675
Other assets	—	46,733		181,924	(h)	—		228,657

Total assets	$5,727,827	$26,116,996		$13,262,292		$95,359,236		$140,466,351

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued liabilities	$372,495	$—		$—		$—		$372,495
Due to affiliates	1,009,418	—		—		—		1,009,418
Prepaid interest income	—	—		87,268	(i)	—		87,268
Net intangible – below market leases	—	946,859	(f)	—		771,901	(f)	1,718,760
Short-term notes payable	—	4,898,000		7,122,231		22,300,000		34,320,231
Affiliate note payable	—	5,572,137		2,875,000		—		8,447,137
Long-term notes payable	—	14,700,000		—		62,200,000		76,900,000

Total liabilities	1,381,913	26,116,996		10,084,499		85,271,901		122,855,309
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—
Common stock $.01 par value; 1,000,000,000 shares authorized, 20,000 shares issued and outstanding	200	—		—		—		200
Common stock issuable upon breaking escrow, 541,161 shares, $.01 par value	5,412	—		3,739	(c)	11,867	(d)	21,018
Additional paid-in capital	4,804,117	—		3,174,054	(c)	10,075,468	(d)	18,053,639
Accumulated deficit	(463,815)	—		—		—		(463,815)

Total stockholders’ equity	4,345,914	—		3,177,793		10,087,335		17,611,042

Total liabilities and stockholders’ equity	$5,727,827	$26,116,996		$13,262,292		$95,359,236		$140,466,351

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of June 30, 2006.

(b)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Sabal Pavilion Building. The purchase price of approximately $25.2 million (including closing costs) was funded with an approximate $14.7 million fixed rate loan, a $4.9 million mezzanine loan, and a $5.6 million advance from an affiliate.

(c)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Tribeca Mezzanine Debt. The purchase price of approximately $12.9 million plus closing costs was funded with an approximate $7.1 million repurchase agreement, an approximate $2.8 million advance from an affiliate, and the net proceeds from the issuance of approximately 373,858 shares of stock from KBS REIT’s initial public offering.

(d)	Represents the purchase price of the assets acquired and liabilities incurred or assumed by KBS REIT in connection with the acquisition of the Plaza in Clayton Building. The purchase price of approximately $94.3 million (including closing costs) was funded with a $62.2 million fixed rate loan, a $22.3 million mezzanine loan, and the net proceeds from the issuance of approximately 1,186,745 shares of stock from KBS REIT’s initial public offering.

(e)	Represents cash received at escrow as a result of operating expense prorations.

(f)	KBS REIT intends to account for the acquisitions in accordance with Statements of Financial Standards No. 141, Business Combinations, and No. 142, Goodwill and Other Intangibles. The purchase price allocations are preliminary and subject to change.

(g)	Represents loan fees incurred on the financing of the Sabal Pavilion Building, the Tribeca Mezzanine Debt and the Plaza in Clayton Building.

(h)	Represents closing costs incurred on the acquisition of the Tribecca Mezzanine Debt.

(i)	Represents interest rate lock fees received from borrower under the Tribeca Mezzanine Debt.

KBS Real Estate Investment Trust, Inc.

Pro Forma Statement of Operations

for the Six Months Ended June 30, 2006

(unaudited)

	KBS Real Estate Investment Trust Historical (a)	Completed Transactions (b)(c)	Acquired Property			Pro Forma Total
			The Plaza in Clayton Historical (d)	Pro Forma Adjustments (c)
Revenues:
Base rent	$—	$1,259,655	$4,445,821	$114,825	(e)	$5,820,301
Parking income	—	—	511,360	—		511,360
Amortization of below (above) market leases, net	—	90,177	—	(27,392	)(f)	62,785
Tenant reimbursements	—	160,053	269,673	—		429,726
Interest income	322	828,780	—	—		829,102
Other revenues	—	150	72,331	—		72,481

Total revenues	322	2,338,815	5,299,185	87,433		7,725,755
Expenses:
Property operating costs	—	528,594	1,988,887	—		2,517,481
General and administrative	464,137	141,352	—	353,443	(g)	958,932
Depreciation and amortization	—	610,526	—	2,493,658	(h)	3,104,184
Interest expense	—	1,212,061	—	2,565,395	(i)	3,777,456

Total expenses	464,137	2,492,533	1,988,887	5,412,496		10,358,053

Net Income (Loss)	$(463,815)	$(153,718)	$3,310,298	$(5,325,063)		$(2,632,298)

Loss per share, basic and diluted	$(7.71)					$(1.62)

Weighted-average number of common shares, issuable and outstanding	60,196	373,858		1,186,745	(j)	1,620,799

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q for the six months ended June 30, 2006.

(b)	Reflects the results of operations related to the acquisitions of the Sabal Pavilion Building and the Tribeca Mezzanine Debt (both acquired July 2006) for the six months ended June 30, 2006, as previously filed, including pro forma adjustments to reflect the operations of the assets as if both the transactions were completed as of January 1, 2005. The Tribeca Mezzanine Debt was originated on February 28, 2006. As a result, a full year’s historical financial information is not available. Activity with respect to the Tribeca Mezzanine Debt is reflected above assuming the loan was originated January 1, 2005.

(c)	KBS REIT intends to account for the acquisitions of the Sabal Pavilion Building and the Plaza in Clayton Building in accordance with Statements of Financial Standards No. 141, Business Combinations, and No. 142, Goodwill and Other Intangibles. The purchase price allocations are preliminary and subject to change.

(d)	Represents the operations of the Plaza in Clayton Building for the six months ended June 30, 2006.

(e)	Represents adjustment to straight-line rent assuming a lease start date of January 1, 2005.

(f)	Amortization of above- and below-market leases, net, which is recognized on a straight-line basis over the life of the leases.

(g)	Asset management fee calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses and any debt attributable to such investments.

(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents interest expenses incurred on the following short-term and long-term loans secured to purchase the Plaza in Clayton Building:

Fixed rate loan secured by the Plaza in Clayton Building, which bears interest at a rate of 5.899% per annum	$62,200,000
Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 6.42% for the period)	$22,300,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

(j)	Represents the weighted-average number of shares including approximately 1,186,745 shares of stock from KBS REIT’s initial public offering required to generate sufficient offering proceeds to fund the purchase of the Plaza in Clayton Building. The calculation assumes the investment was acquired on January 1, 2005.

KBS Real Estate Investment Trust, Inc.

Pro Forma Statement of Operations

for the Year Ended December 31, 2005

(unaudited)

	KBS Real Estate Investment Trust Historical (a)	Completed Transactions (b)(c)	Acquired Property			Pro Forma Total
			The Plaza in Clayton Historical (d)	Pro Forma Adjustments (c)
Revenues:
Base rent	$—	$2,519,311	$8,891,643	$229,648	(e)	$11,640,602
Parking income	—	—	1,010,269	—		1,010,269
Amortization of below (above) market leases, net	—	180,354	—	(73,177	)(f)	107,177
Tenant reimbursements	—	297,549	550,260	—		847,809
Interest income	—	1,657,560	—	—		1,657,560
Other revenues	—	270	133,667	—		133,937

Total revenues	—	4,655,044	10,585,839	156,471		15,397,354
Expenses:
Property operating costs	—	988,683	3,847,427	—		4,836,110
General and administrative	—	282,703	—	706,885	(g)	989,588
Depreciation and amortization	—	1,221,052	—	4,857,123	(h)	6,078,175
Interest expense	—	2,263,577	—	4,879,793	(i)	7,143,370

Total expenses	—	4,756,015	3,847,427	10,443,801		19,047,243

Net Income (Loss)	$—	$(100,971)	$6,738,412	$(10,287,330)		$(3,649,889)

Loss per share, basic and diluted	$—					$(2.31)

Weighted-average number of common shares, issuable and outstanding	20,000	373,858		1,186,745	(j)	1,580,603

(a)	Historical financial information derived from KBS REIT’s annual report on Form 10-K for the year ended December 31, 2005. As noted on Form 10-K for the year ended December 31, 2005, KBS REIT had been formed but had not yet commenced operations. As such, no statement of operations for the year ended December 31, 2005 was disclosed since results of operation were not material.

(b)	Reflects the results of operations related to the acquisitions of the Sabal Pavilion Building and the Tribeca Mezzanine Debt (both acquired July 2006) for the year ended December 31, 2005, as previously filed, including pro forma adjustments to reflect the operations of the assets as if both the transactions were completed as of January 1, 2005. The Tribeca Mezzanine Debt was originated on February 28, 2006. As a result, a full year’s historical financial information is not available. Activity with respect to the Tribeca Mezzanine Debt is reflected above assuming the loan was originated January 1, 2005.

(c)	KBS REIT intends to account for the acquisitions of the Sabal Pavilion Building and the Plaza in Clayton Building in accordance with Statements of Financial Standards No. 141, Business Combinations, and No. 142, Goodwill and Other Intangibles. The purchase price allocations are preliminary and subject to change.

(d)	Represents the operations of the Plaza in Clayton Building for the year ended December 31, 2005.

(e)	Represents adjustment to straight-line rent assuming a lease start date of January 1, 2005.

(f)	Amortization of above- and below-market leases, net, which is recognized on a straight-line basis over the life of the leases.

(g)	Asset management fee calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses and any debt attributable to such investments.

(h)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on portion of purchase price allocated to tenant improvement is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(i)	Represents interest expenses incurred on the following short-term and long-term loans secured to purchase the Plaza in Clayton Building:

Fixed rate loan secured by the Plaza in Clayton Building, which bears interest at a rate of 5.899% per annum	$62,200,000
Mezzanine loan secured by a 100% equity interest in the subsidiary that holds title to the Plaza in Clayton Building, which bears interest at a variable rate equal to 30-day LIBOR plus 225 basis points (average rate of 5.29% for the period)	$22,300,000

Interest expense includes amortization of loan fees related to short-term and long-term loans, amortized over the life of the related loan.

(j)	Represents the weighted-average number of shares including approximately 1,186,745 shares of stock from KBS REIT’s initial public offering required to generate sufficient offering proceeds to fund the purchase of the Plaza in Clayton Building. The calculation assumes that the investment was acquired on January 1, 2005.